                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T



                                                                    EXHIBIT 25.3
================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

--------------------------------------------------------------------------------

                            THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


New York                                                                                                       13-5160382
(State of incorporation                                               (I.R.S. employer
if not a U.S. national bank)                                          identification no.)

48 Wall Street, New York, N.Y.                                        10286
(Address of principal executive offices)                              (Zip code)


--------------------------------------------------------------------------------


                      NATIONAL COMMERCE BANCORPORATION
             (Exact name of obligor as specified in its charter)


Tennessee                                                                                                      62-0784645
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                                        identification no.)

One Commerce Square
Memphis, Tennessee                                                                                             38150
(Address of principal executive offices)                              (Zip code)

                             ----------------------

                       Guarantee of Capital Securities of
                       National Commerce Capital Trust I
                      (Title of the indenture securities)


================================================================================





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                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
PURSUANT TO RULE 901(d) OF REGULATION S-T

1.               GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO
                 THE TRUSTEE:

                 (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------
                 Superintendent of Banks of the State of              2 Rector Street, New York,
                 New York                                             N.Y.  10006, and Albany, N.Y. 12203

                 Federal Reserve Bank of New York                     33 Liberty Plaza, New York,
                                                                      N.Y.  10045

                 Federal Deposit Insurance Corporation                Washington, D.C.  20429

                 New York Clearing House Association                  New York, New York   10005

                 (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                          POWERS.

                 Yes.

2.               AFFILIATIONS WITH OBLIGOR.

                 IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 None.

16.              LIST OF EXHIBITS.

                 EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

                 1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

                 4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                 6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

                 7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





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





                                   SIGNATURE



                 Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of June, 1997.


                 THE BANK OF NEW YORK



                 By:     /S/MARY LAGUMINA
                     --------------------------
                     Name:  MARY LAGUMINA
                     Title: ASSISTANT VICE PRESIDENT



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